UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2018

Trinseo S.A.

(Exact name of registrant as specified in its charter)

Luxembourg	001-36473	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1000 Chesterbrook Boulevard, Suite 300,

Berwyn, Pennsylvania 19312

(Address of principal executive offices, including zip code)

(610) 240-3200

(Telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 20, 2018, Christopher D. Pappas, President and Chief Executive Officer of Trinseo. S.A. (the “Company”) entered into an amendment to his employment agreement dated December 21, 2017 with the Company and its subsidiary, Trinseo US Holding, Inc. (the “Amendment”). The Amendment eliminated Mr. Pappas’s Internal Revenue Code Section 280G gross-up provision. Further, under the Amendment, Mr. Pappas also agreed to serve as Chief Executive Officer and President of the Company until his successor is hired and employed (the “Transition Date”). On the Transition Date, Mr. Pappas’ title would be changed to Special Advisor to the Chief Executive Officer and President and he will continue to be employed with the Company through a mutually agreeable date to be no earlier than one (1) month following the Transition Date and no later than three (3) months following the Transition Date.

Under the Amendment, Mr. Pappas’ annual equity grant for the 2019 calendar year will be as follows:

•	Performance Share Units (“PSUs”) with a grant date fair value equal to $2,304,000;
•	Restricted Share Units (“RSUs”) with a grant date fair value equal to $1,728,000; and
•	Stock options with a grant date fair value equal to $144,000.

The 2019 equity grant will vest under the terms of the Company’s current equity award agreements. More specifically, upon retirement Mr. Pappas will be eligible to receive the number of PSUs to which he would be entitled based upon actual performance during the applicable valuation period, multiplied by a fraction for which the numerator is the number of full months occurring between the grant date and the date of Mr. Pappas’ retirement, and the denominator is thirty-six (36). The RSUs, upon retirement, will vest in an amount equal to the total number of RSUs subject to the award that Mr. Pappas would have vested in had he remained in continuous employment through the vesting date (three years from the grant date), multiplied by a fraction, the numerator of which is the number of full months occurring between the grant date and the date of Mr. Pappas’ retirement, and the denominator is thirty-six (36). Mr. Pappas’ stock options to the extent unvested at his retirement, will not terminate and will remain outstanding and eligible to vest in increments of one-third annually over three years as if Mr. Pappas remained in continuous employment through each vesting anniversary date.  Mr. Pappas’ annual equity award for 2018 had a grant date fair value equal to 480% of his base salary, or $5.76 million, and consisted of 40% PSUs and 30% each of stock options and RSUs.

The foregoing is a description of the material modifications to Mr. Pappas’ compensatory arrangements set forth in the Amendment and does not purport to be a complete description of all the terms set forth in the Amendment.  Therefore, this description is qualified in its entirety by reference to the exhibits incorporated herein and filed with this Current Report.

ITEM 9.01.                                  Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
10.1	Amendment to Employment Agreement between Trinseo US Holding, Inc., Trinseo S.A. and Christopher D. Pappas, dated December 20, 2018

10.2	Form of Restricted Stock Unit Award Agreement for Executives (incorporated herein by reference to Exhibit 10.2 to the Quarterly Report filed on Form 10-Q, File No. 001-36473, filed May 3, 2017)

10.3	Form of Non-statutory Stock Option Award Agreement for Executives (incorporated herein by reference to Exhibit 10.3 to the Quarterly Report filed on Form 10-Q, File No. 001-36473, filed May 3, 2017)

10.4	Form of Performance Award Stock Unit Agreement for Executives (incorporated herein by reference to Exhibit 10.4 to the Quarterly Report filed on Form 10-Q, File No. 001-36473, filed May 3, 2017)

EXHIBIT INDEX

Exhibit Number	Description
10.1	Amendment to Employment Agreement between Trinseo US Holding, Inc., Trinseo S.A. and Christopher D. Pappas, dated December 20, 2018

10.2	Form of Restricted Stock Unit Award Agreement for Executives (incorporated herein by reference to Exhibit 10.2 to the Quarterly Report filed on Form 10-Q, File No. 001-36473, filed May 3, 2017)

10.3	Form of Non-statutory Stock Option Award Agreement for Executives (incorporated herein by reference to Exhibit 10.3 to the Quarterly Report filed on Form 10-Q, File No. 001-36473, filed May 3, 2017)

10.4	Form of Performance Award Stock Unit Agreement for Executives (incorporated herein by reference to Exhibit 10.4 to the Quarterly Report filed on Form 10-Q, File No. 001-36473, filed May 3, 2017)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRINSEO S.A.

	By:	/s/ Angelo N. Chaclas
	Name:	Angelo N. Chaclas
	Title:	Senior Vice President, Chief Legal Officer, Chief Compliance Officer & Corporate Secretary

Date: December 21, 2018